UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 9, 2007

VIEWPOINT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-27168	95-4102687
(state or other juris-	(Commission	(I.R.S. Employer
diction of incorporation)	File Number)	(Identification No.)

498 Seventh Avenue, Suite 1810, New York, NY	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 201-0800

______________________________N/A______________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (se General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 2.02 Results of Operations and Financial Condition

On May 9, 2007, Viewpoint Corporation (the “Company”) issued a press release regarding its results of operations for its fiscal first quarter ended March 31, 2007. A copy of the press release issued by the Company is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Form 8-K under this caption and Exhibit 99.1 are being furnished under Item 2.02 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of such section, nor shall it be deemed incorporated by reference in any other filing with the Securities and Exchange Commission except as is expressly set forth by specific reference in such a filing.

Item 7.01 Regulation FD Disclosure

On May 9, 2007, the Company held a conference call and simultaneous webcast to discuss the Company’s financial results for the quarter ended March 31, 2007, the outlook of the Company and certain other matters. Participants in this presentation were Patrick Vogt, the Company’s President and Chief Executive Officer and Christopher Duignan, the Company’s Chief Financial Officer. A copy of the transcript of this conference call and subsequent question and answer session is being furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information in this Form 8-K under this caption and Exhibit 99.2 are being furnished under Item 7.01 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of such section, nor shall it be deemed incorporated by reference in any other filing with the Securities and Exchange Commission except as is expressly set forth by specific reference in such a filing.

Item 9.01 Exhibits.

(c)       Exhibits

99.1    Press Release Issued by Viewpoint Corporation on May 9, 2007

99.2    Transcript of Conference Call Held by Viewpoint Corporation on May 9, 2007

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIEWPOINT CORPORATION

_/s/ Christopher C. Duignan
Christopher C. Duignan
Chief Financial Officer

Dated: May 10, 2007